November 5-8, 2017 Edison Electric Institute Financial Conference

Management Representatives Aaron Musgrave Manager, Investor Relations Carl Chapman Chairman, President & CEO Vectren | Investor Presentation | November 2017 2 Susan Hardwick Executive Vice President & CFO Dave Parker Director, Investor Relations

Forward-Looking Statements All statements other than statements of historical fact are forward-looking statements made in good faith by the company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s beliefs, as well as assumptions made by and information currently available to management and include such words as “believe”, “anticipate”, “endeavor”, “estimate”, “expect”, “objective”, “projection”, “forecast”, “goal”, “likely”, and similar expressions intended to identify forward-looking statements. Vectren cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Vectren’s ability to control or estimate precisely and actual results could differ materially from those contained in this document. Forward-looking statements speak only as of the date on which our statement is made, and we assume no duty to update them. More detailed information about these factors is set forth in Vectren’s filings with the Securities and Exchange Commission, including Vectren’s 2016 annual report on Form 10-K filed on February 23, 2017. Vectren also uses non-GAAP measures to describe its financial results. More information can be found in the Appendix related to the use of such measures. Dave Parker – Director, Investor Relations d.parker@vectren.com 812-491-4135 3 Vectren | Investor Presentation | November 2017

In millions, except per share amounts 2017 2016 2017 2016 Utility Group 30.8$ 34.9$ 122.2$ 122.3$ Nonutility Group Infrastructure Services (VISCO) 26.6 18.2 28.6 9.8 Energy Services (VESCO) 4.9 6.2 4.9 8.7 Other Businesses (0.2) (0.1) (0.5) (0.3) Nonutility Group 31.3 24.3 33.0 18.2 Corporate and Other (0.2) 2.2 (0.4) 1.5 Earnings 61.9$ 61.4$ 154.8$ 142.0$ Utility Group 0.37$ 0.42$ 1.47$ 1.48$ Nonutility Group 0.38 0.29 0.40 0.22 Corporate and Other - 0.03 - 0.01 EPS 0.75$ 0.74$ 1.87$ 1.71$ Weighted Avg Shares Outstanding - Basic 83.0 82.8 83.0 82.8 Ended Sept 30 Ended Sept 30 3 Months 9 Months Consolidated Q3 2017 Results 4 Consistent Earnings Growth Remains the Focus Vectren | Investor Presentation | November 2017

2017 Guidance Affirmed 5 Remain Confident in Achieving 2017 Earnings Target 2017 EPS Guidance 2016 Actual Utility $2.10 - $2.15 $2.10 Nonutility/Corp $0.45 - $0.50 $0.45 Consolidated $2.55 - $2.65 $2.55 Vectren | Investor Presentation | November 2017 VISCO ($0.01) Vectren YTD EPS; Bridge to 2017E $2.55 $2.60 ($0.01) ($0.14) ($0.05) $0.03 $0.23 2016 Actual Nonutility, Corp/ Other VESCO, incl. 179D in 2016 Utility Corp/ Other Utility 2017E Midpoint 2017 YTD Actual +$0.16 • Note that the majority of large pipeline activity occurred in Q2 & Q3 in 2017 and in Q4 in 2016 Q4 2017 YTD

Utility Corp/ Other YTD 2017 Nonutility $1.71 $1.87 ($0.01) $0.18 ($0.01) YTD 2016 Key Drivers of 2017 Guidance Remain Unchanged 6 2016 Actual Vectren | Investor Presentation | November 2017 Utility Growth Expected Even with Lower SABIC Margin VISCO Growth Driven by Distribution, Pipeline Projects 179D 2017 EPS Drivers Provided in Feb. 2017 with Guidance Rollout $2.55 $2.60 ($0.14) ($0.02) $0.12 $0.06 $0.08 ($0.05) 2016 Actual Weather Utility Gas Infra. Invest. SABIC Lost Margin Large Cust. Margin Nonutility, excl. 179D; Corp/Other 2017E Midpoint To Achieve Midpoint of 2017E Guidance • Utility up 2 cents from 2016; EPS drivers highlighted below • Nonutility, Corp. & Other up 3 cents from 2016; Timing of pipeline projects moved expected EPS improvement to first three quarters of 2017 Vectren Consolidated – YTD

Dividend Increased 7.1% in November 2017 7 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 2014 - 2017 CAGR: 5.4% 2000 - 2013 CAGR: 2.9% Annualized dividend increased 7.1% to $1.80 per share in Nov. 2017 58 Consecutive Years of Dividend Increases Vectren | Investor Presentation | November 2017

Q3 2017 Results and Highlights 8 VISCO Corp/ Other Vectren Q3 EPS Comparison $0.74 $0.75 $0.03 $0.10 ($0.04) ($0.01) ($0.03) Q3 2016 Actual VESCO, incl. 179D Gas Infra. Invest. SABIC Lost Margin Electric Weather O&M/ Other Q3 2017 Actual ($0.01) Vectren | Investor Presentation | November 2017 ($0.03) Vectren Q3 consolidated EPS of $0.75 • Utility EPS of $0.37, down $0.05 compared to 2016 – Gas infrastructure investment continues to grow quarter to quarter (+$0.03), offset by favorable weather realized in 2016 (-$0.03) and, as expected, large customer margin lost due to cogeneration (-$0.04) • Nonutility EPS improved by $0.09 from 2016 – VISCO’s performance continues to benefit from strong utility demand and activity at a large Ohio project, as well as other pipeline projects • 2016 Corporate/Other reflects proceeds received on company-owned life insurance

Completed In Progress Achieving Key Regulatory Initiatives 9 Successful Execution Continues on our Utility Growth Strategies Vectren | Investor Presentation | November 2017 Draft IRP comments received; No significant Issues RFP issued and responses received Joint-ownership of 300MW unit with Alcoa extended through 2023 CPCN filing for electric supply needs in Q1 ‘18 Generation Diversification Commission approved our 7-year grid modernization plan; supports ~$500M CapEx First semi-annual electric infrastr. filing made Grid Modernization Work continues on ~$1.2 billion of approved IN/OH gas investments IN Commission approved our 6th semi-annual gas infrastructure filing Gas Infrastructure

Timeline of Near-Term Regulatory Milestones 10 Vectren | Investor Presentation | November 2017 7-Year (’17-’23) Elec. Grid Modernization Plan Filed w/ IN Commission February 2017 Key Activities IN Commission Approved 6th Semi- Annual Gas Infrastructure Filing July 2017 File Ohio Base Rate Case Q1 2018; Order Likely in Early 2019 IRP Filed w/ IN Commission December 2016 IN Commission Staff Final IRP Comments Expected Year-End 2017 RFP for Electric Supply Needs Issued June 2017 CPCN for Electric Supply Needs Filed w/ IN Commission Q1 2018; Order Likely in 1H2019 4MW Universal Solar Plan Filed w/ IN Commission February 2017 IN Commission Approved 7-Year (’17-’23) Electric Grid Modernization Plan, Universal Solar Plan September 2017 Settlement of 7-Year Elec. Grid Modernization Plan w/ IN Consumer Counselor Filed May 2017

Vectren Long-Term Outlook 1.2M Utility Customers Vectren Energy Delivery of Indiana– North (Gas) Vectren Energy Delivery of Indiana– South (Gas & Electric) Vectren Energy Delivery of Ohio (Gas)

Delivering Strong Results by Executing on our Strategies Achievements over the past 5 years…  VVC EPS CAGR of 8% while maintaining financial discipline – steadily improving ROE that is higher than most peers  Extended record of growing dividends to 58 years • Accelerated dividend growth – 5.4% average annualized increase last four years  Maintained strong balance sheet; S&P steady at A-, Moody’s up one notch to A2 (’14)  Reduced nonutility risk by exiting volatile commodity-based businesses (‘11-’14) $1.73 $1.94 $2.12 $2.28 $2.39 $2.55 9.8% 10.6% 11.3% 11.9% 12.0% 12.3% 2011 2012 2013* 2014* 2015 2016 * Excludes ProLiance in 2013 & Coal Mining in 2014 - years of disposition Vectren EPS and Earned ROE 5 Year EPS CAGR of 8% 174% 105% 94% 83% 76% Vectren VVC Peers S&P 500 Dow Utilities S&P 500 Utilities 5-Yr Total Return Comparison As of 9/30/2017 5-Yr Total Return CAGR Significantly Exceeds 9-11% Target VVC 5 Year CAGR of 22% Vectren | Investor Presentation | November 2017 12

Disciplined Utility Growth Key To Vectren’s Success  Management has demonstrated we can successfully manage significant growth • Utility CapEx needs have doubled to over $500M/yr.; driven by gas infrastructure investments • IN & OH legislative and regulatory solutions allow for a high % of current CapEx recovery • Remain highly focused on customer bill impacts  CapEx substantially funded by cash flow from operations; credit metrics remain solid  Culture of performance management and effective strategic sourcing is now embedded and led to controllable O&M CAGR of <1%  Earned overall allowed ROE for 5 straight years $248 $263 $351 $399 $504 10.1% 10.0% 10.2% 10.7% 11.0% 2012 2013 2014 2015 2016 Utility CapEx & Earned ROE Regulatory Execution, Effective Capital Deployment, and Continuous Operational Improvement Fueled Successful Growth Achievements over the past 5 years… $1.50 $1.68 $1.72 $1.80 $1.95 $2.10 2011 2012 2013 2014 2015 2016 Utility EPS 5 Year CAGR of 7% $ in millions 13 Vectren | Investor Presentation | November 2017

Long-Term Targets Consolidated EPS growth 6-8% Dividend growth 6-8% Consolidated payout ratio 60-65% Utility EPS growth 5-7% Vectren’s Strong Long-Term Outlook Note: Long-term EPS growth of approx. $0.06-0.10/yr. for Nonutility • $0.02-$0.03 EPS growth/yr. for VESCO • $0.04-$0.07 EPS growth/yr. for VISCO EPS and Dividend Growth Targets Reflect Long-Term Utility Capital Investment Plan of $6.5 Billion 14 Vectren | Investor Presentation | November 2017

$1.73 $2.55 $2.60 $1.70 $2.20 $2.70 $3.20 $3.70 2011 2016 2017E Future EPS Key drivers of long-term EPS growth expectations of 6-8%: Gas utility infrastructure investments continue to grow earnings 2017 begins ramp up of electric modernization investments; generation investments to come Steady VISCO Distribution growth continues; Transmission recovery post-2017 VESCO growth focused on energy efficiency/security and renewables/clean energy Continue to control costs through performance management and strategic sourcing Vectren’s Strong Long-Term Outlook (cont.) Long Cycle of Infrastructure Spend in the U.S. will Drive Growth Across All of Vectren’s Businesses VVC Actual and Expected EPS Growth Long-Term EPS CAGR: 6-8% 2011-2026 CAGR: 6-8% 2011-2017E CAGR: 7% 15 Vectren | Investor Presentation | November 2017

Significant Utility CapEx Drives Earnings Accelerated Rate Base Growth Enhances Long- and Short-Term EPS Performance $0 $2,000 $4,000 $6,000 $8,000 2011 2016 2021E 2026E Utility Shared Electric Gas 2021-’26 CAGR: ~7.5% (Gas & Electric) $ in millions 2016-’21 CAGR: ~6.5% (Mostly Gas) 2011-’16 CAGR: ~5% (Mostly Gas) Overall 10-Yr CAGR: ~7% Gas: ~8% Electric: ~5.5% Growth targets supporting Vectren’s 6-8% EPS CAGR: Robust utility growth of 5-7% including equity issuances to help finance planned capital investment • Forecasting a rate base CAGR of ~7% the next 10 years EPS growth expectation of $0.06-0.10/yr. for Nonutility • $0.04-0.07/yr. for VISCO and $0.02-0.03/yr. for VESCO Rate Base Growth Accelerates Vectren | Investor Presentation | November 2017 16

Corporate Tax Reform Assuming continued interest deductibility, no immediate expensing of CapEx, and a 20% corporate tax rate: Expect that utility rates will be reset to reflect any reduction in tax expense • Any favorable nonutility impact likely reflected in competitive bidding activity going forward Revaluation of existing deferred taxes would occur at effective date of new tax rate • Utility impacts reflected as amounts due to customer • Nonutility impacts would be favorable at implementation Very little parent company debt, so little to no exposure to initial concern over loss of interest deductibility No impact to long-term growth targets expected Latest Tax Reform Plan Not Expected to Materially Impact Long-Term Outlook 17 Vectren | Investor Presentation | November 2017

Utility Outlook

Expected Utility EPS CAGR of 5-7% Driven by 10-Year Investment Plans for Gas & Electric Businesses of $6.5 Billion Generation Diversification: ~$1.2 billion of CapEx (‘17-’26), ~$0.8 billion in ‘22-’26 Gas Infrastructure: ~$3.9 billion of CapEx (‘17-’26) Electric Grid Modernization: ~$1.1 billion of CapEx (’17-’26) Smart Energy Future – 10-Year CapEx Plan Overview $ in millions 5-Yr Total 10-Yr Total Ut lity Cap Ex 2016A 2017E 2018E 2019E 2020E 2021E 2017E-2021E 2017E-2026E Gas Utilities 359$ 395$ 365$ 370$ 355$ 400$ 1,885$ 3,850$ El ctric Ut lity 106 125 140 155 170 310 900 2,300 Utility Shared Assets & Other 39 50 35 30 25 50 190 400 Utility Consolidated 504$ 570$ 540$ 555$ 550$ 760$ 2,975$ 6,550$ CapEx Recovered via Mechanisms/Deferral 75% 75% Summary of Electric Investments (incl. in table above) Electric Grid Modernization 520$ 1,100$ Generation Diversification 380 1,200 Subtotal 900$ 2,300$ Forecast 10-Year Utility CapEx Plan Aligns with Extended Regulatory & Strategic Planning Horizon 19 Vectren | Investor Presentation | November 2017

Financing Utility Investment Long history of high investment-grade credit ratings will continue • Current S&P rating of A- (VVC), Moody’s rating of A2 (VUHI); Both stable Utility funds ~85-90% of Vectren’s dividend; Continue to target utility payout of 70% Appropriate mix of long-term debt and equity as needed • Significant cash flow from operations and enhanced by use of timely recovery through regulatory mechanisms • Nonutility cash flow also to be utilized as available to fund CapEx plan at utility • Appropriate mix of financing to be employed to maintain adequate regulatory capital structure and maintain solid credit metrics • Expectations for the next 5 years (2017-2021): o Cash from operations of $2.0-2.5B o Incremental utility long-term debt of ~$800M; $200M issued in July ‘17 o Transfer of available cash flow from nonutility of $100-200M o 6-8% EPS growth target fully considers likely equity needs as generation investment begins to accelerate  Evaluation of timing and possible use of equity forwards for any needed equity financing is ongoing • Tax reform could impact timing and size of financing needs Financing Goals Remain Unchanged: Strong Balance Sheet & Cap Structures, No Incremental Utility Parent Leverage 20 Vectren | Investor Presentation | November 2017

Favorable Utility Environments Constructive Regulatory and Legislative Environments in Indiana & Ohio Support Required Capital Investment Electric IN-South IN-North Ohio IN-South Infrastructure Investment Recovery (1)     Infrastructure Recovery of Federal Mandates Under SB 251    Environmental CapEx Recovery Under SB 29  Non-DRR CapEx Deferral Under House Bill 95  Decoupling or Lost Margin Recovery    Margin Straight Fixed Variable Rate Design  Normal Temperature Adjustment   Gas Cost and Fuel Cost Recovery     Unaccounted for Gas    Costs Bad Debt Expense    DSM/Energy Efficiency/MISO Transmission Costs    DRR: Distribution Replacement Rider DSM: Demand Side Management (1) Under SB 560 in Indiana; Under DRR in Ohio Gas 21 Vectren | Investor Presentation | November 2017

Nonutility Infrastructure Services (VISCO) Performance Contracting Sustainable Infrastructure Projects Energy Services (VESCO) Distribution Pipeline Construction Transmission Pipeline Construction Nonutility Outlook

$505 $625 $635 $635 $755 $400 $500 $600 $700 $800 Q3 '13 Q3 '14 Q3 '15 Q3 '16 Q3 '17 In millions $91 $130 $200 $260 $300 $50 $100 $150 $200 $250 $300 2013 2014 2015 2016 2017E In millions Q3 2017 Nonutility Results VISCO EPS – Q3 2017 up $0.10 compared to 2016 • Improved Q3 results were driven by continued work related to the large transmission project in Ohio as well as other pipeline projects – Record YTD revenues driven by pipeline projects and Distribution growth VESCO EPS – Q3 2017 down $0.01 from 2016 • Continued strong margins in the quarter offset by higher operating costs reflecting growth in the sales and development functions; year-over-year net income comparisons will reflect 2016 expiration of 179D tax deductions • Sales funnel of ~$475M at 9/30/17 was at record level – Q4 2017 new contract signings expected to be strong, similar to 2016, driving higher backlog VISCO Backlog 23 VESCO Revenues Nonutility’s Results Reflect Strong VISCO Performance Vectren | Investor Presentation | November 2017

VISCO Outlook Distribution construction activity continues to accelerate driven by gas utility pipe replacement programs Transmission construction activity is improving; broader recovery expected in 2018 VISCO gross margin decline primarily reflects slowed transmission construction activity; some recovery expected as activity picks up Growth Driven by Continued Distribution Activity and Transmission Sector Recovery $421 $664 $784 $779 $843 $813 $945 5% 10% 15% 20% 25% 30% $- $200 $400 $600 $800 $1,000 $1,200 2011 2012 2013 2014 2015 2016 2017E Gross Margin % Gross Revenue – (millions) Revenue/GM Trend 24 Vectren | Investor Presentation | November 2017

VESCO Outlook Strong results across most markets & geographic regions and favorable mix of projects drove margin of 24% and record 2016 revenues of $260M 179D earnings were $5.5M in 2016; Net of related expenses, the EPS impact to Vectren was ~$0.05 per share in 2016; Tax law ended in 2016 Long-term view of the performance contracting and sustainable infrastructure opportunities remains strong ● Expect growing demand from VESCO’s customers in the areas of energy efficiency, energy security, and sustainable infrastructure, including renewable energy as the nation continues its focus on a more efficient use of energy $82 $77 $72 $144 $226 $234 $250 $- $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 2017E In millions VESCO Ending Backlog VESCO Poised for Solid Revenue Growth Again in 2017 9/30/17 record sales funnel of ~$475M 25 Vectren | Investor Presentation | November 2017

Appendix

Gas Infrastructure Continue to execute on approved gas infrastructure plans, including: • Ohio 5-year gas infrastructure plan approved in Feb. 2014 - $200 million capital investment • Indiana 7-year gas infrastructure plan approved in Aug. 2014 - $950 million capital investment Driven by existing or pending pipeline safety regulations and existing transmission and distribution integrity management program requirements ~$3.9 Billion in Investment for Continued Gas Infrastructure Investment Generates approx. $50 million in increased state and local government tax revenue effects through 2020 Results in an economic ripple effect that will lead to $700 million in additional spending over the 7-year period Supports approx. 1,875 jobs annually How the Community benefits from Indiana 7-Year Infrastructure Plan How our Customers benefit Continued reliability and safety Since 2013, we have invested approx. $325 million to replace 500 miles of aging Bare Steel and Cast Iron (BSCI) pipeline infrastructure throughout our service territories in Indiana and Ohio. 27 Vectren | Investor Presentation | November 2017 Appendix

Electric Grid Modernization 7-year investment of approximately $450 million • Plan filed with IN Commission Feb. 2017 • Settlement agreement filed w/Commission May 2017 • Order received in September 2017 Plan of 800+ projects aimed at enhancing safety & reliability of elec. system & modernizing electric grid Reliability programs represent over 80% of total 7-year capital investment • $55 million - Transmission Line Rebuilds Reduces risk of emergency repair or replacement that could lead to unplanned outages • $70 million - Substation Transformer Replacements Reduces risk associated with unplanned outages and enhances customers safety • $40 million - Pole Inspections & Replacements Improves the overall electric system performance and strengthens it against storm damage Aging Infrastructure Requires ~$1.1 Billion of Investment to Maintain Safe and Reliable Service and Enhance Grid How our Customers benefit Continued reliability and safety Shorter power outages Fewer estimated customer bills More control over energy use Supports approximately 1,000 jobs annually How the Community benefits Generates approx. $20 million in state and local government tax revenue effects through 2023 Results in an economic impact of $640 million over the 7-year period Faster response when turning electric service on and off 28 Vectren | Investor Presentation | November 2017 Appendix

2016 Generation Mix (MWhs) Energy Efficiency, Renewables, Other 10% Coal Base Load 90% 50% reduction in carbon emissions by 2024 from 2012 levels and 60% reduction in carbon emissions from 2005 Renewables and ongoing Energy Efficiency account for approximately ~15% of total energy by 2026 Diversification provides flexibility to adapt to changes in customer needs and technology IRP Preferred Plan was filed with the IN Commission in Dec. 2016 Generation Diversification Integrated Resource Plan Benefits All Stakeholders How our Customers benefit Add 54MW of solar generation by 2019 Add ~900MW* combined cycle gas plant to portfolio by 2024 Continue energy efficiency / demand response initiatives 2026 Generation Mix (MWhs) Energy Efficiency, Renewables, Other 15% Coal Base Load 30% Natural Gas 55% 29 Vectren | Investor Presentation | November 2017 * Represents Preferred Plan as filed with the IN Commission in Dec. 2016 Appendix

Utility Metrics 30 Appendix 2017E Guidance Midpoint $ in millions (unchanged) 2017 2016 2017 2016 2017 2016 Gross Margin 957$ 211.7$ 211.3$ 687.6$ 679.4$ 935.6$ 905.4$ O&M - Non-Pass thru 280 70.5 67.3 214.6 209.3 283.3 275.5 O&M - Pass thru 62 11.6 12.1 37.5 41.5 51.6 53.6 Depreciation & Amortization 233 59.0 55.2 174.3 162.8 230.6 215.0 Other Taxes 64 12.6 12.7 40.1 42.9 55.5 57.0 Other Income 30 8.2 6.7 23.1 20.1 29.3 25.4 Interest 74 18.3 17.2 53.5 52.2 71.0 69.0 Income Taxes 98 17.1 18.6 68.5 68.5 99.5 91.8 Net Income 176 30.8 34.9 122.2 122.3 173.4 168.9 Earnings Per Share 2.12$ 0.37$ 0.42$ 1.47$ 1.48$ 2.09$ 2.04$ 9 Months Ended Sept 30 Trailing Ended Sept 30 3 Months 12 Months Ended Sept 30 Vectren | Investor Presentation | November 2017

Utility Regulatory Update 31 Ensures net metering customers who generate their own power will be compensated at a fair, market-based rate for power they deliver back to the system, ending the existing subsidies over time ● Customers with systems installed by 12/31/17, will be credited at the full retail price for excess power put back on the grid until 2047. After 2047, excess power will be credited at the market/wholesale price plus a 25% premium ● Customers with systems installed between 2018 and 2022 will be credited at the full retail price for excess power put back on the grid until 2032. After 2032, excess power will be credited at the market/wholesale price plus a 25% premium ● Customers with systems installed after 2022 will be credited at the market/wholesale rate plus a 25% premium for excess power put back on the grid Requires a competitive bid for construction of new generation (RFP) over 80 MWs; utility builds and owns the plant or owns it after construction is complete Indiana Senate Bill 309 New Indiana Law Regarding Generation Signed in Early May Vectren | Investor Presentation | November 2017 Appendix

Utility Regulatory Update (continued) 32 Feb. ’14: Commission approved 5-yr. extension (‘13-’17) of distribution replacement rider (DRR) Aug. ’17: Received approval of annual DRR update for costs incurred in 2016 – no issues Aug. ’14: Initial 7-year (‘14- ’20) gas infrastructure plan approved Apr. ’17: Lost appeal related to ability to “update” 7-year plan ⁻ No material impact to Vectren as ~$65M utility transmission line project, which was the project at issue in appeal, was pre-approved for recovery in the next gas rate case July ‘17: Commission issued 6th semi-annual order – no issues Indiana Gas Utilities Ohio Gas Utility Indiana Electric Utility Mar. ’17: Won appeal of the 4-year cap on lost margin recovery related to 2016-17 energy efficiency plan ⁻ Case remanded back to Commission for review of reasonableness of plan as originally filed; expect Order by end of 2017 ⁻ Plan also includes continued cost recovery for program and administrative expenses Apr. ’17: Filed 2018-20 energy efficiency plan; plan is consistent with prior filings; expect Order by end of 2017 Additional Key Topics - Gas and Electric Vectren | Investor Presentation | November 2017 Appendix

Anticipated Timing of Near-Term Base Rate Case Activity 33 Limited Base Rate Activity Expected for Next Several Years Key Observations: Recovery mechanisms allow for timely recovery of investments and costs requiring fewer base rate cases Rate cases to be filed as required by mechanisms/legislation and unlikely before • OH Gas base rate case to be filed in Q1 2018; order likely in early 2019 • IN Gas base rate case to be filed in 2020 • IN Electric base rate case to be filed in 2023 Vectren | Investor Presentation | November 2017 Appendix

Integrated Resource Plan (IRP)* Preferred Portfolio Overview * Represents Preferred Plan as filed with the IN Commission in Dec. 2016; the 150 MW Warrick 4 unit that is jointly-owned with Alcoa will now continue operations through 2023, which syncs with Preferred Plan as filed 2016 Portfolio Resource Mix (MWhs) Energy Efficiency, Renewables, Other 10% Coal Base Load 90% 2026 Portfolio Resource Mix (MWhs) Energy Efficiency, Renewables, Other 15% Coal Base Load 30% Natural Gas 55% 34 Appendix Vectren | Investor Presentation | November 2017

Utility Business Review 35 Environmental & Sustainability Appendix Renewable Energy Key Coal-Fired Pollution Controls Landfill Gas – 3.2 MW, Blackfoot Clean Energy Facility in Winslow, IN Wind energy – up to 80 MW, purchased under two 20-year contracts through Benton County, IN wind farms Voluntary clean power plan standard in Ind. of 10% by 2025 100% scrubbed for sulfur dioxide (SO2) 90% controlled for nitrogen oxide (NOx) Mercury (Hg) emissions reduced to meet requirements Particulate matter removed at average of 99% efficiency 90% 80% 99% 43% 0% 20% 40% 60% 80% 100% Sulfur Dioxide Nitrogen Oxide Particulate Matter Carbon Dioxide Vectren’s Emissions Reductions* (SO2) (NOX) (CO2) * Reduction data as of 2015, except CO2 reduction of 43% is as of 2016 and is compared to 2005 levels (on a tonnage basis). Since emissions are impacted by fluctuations in generation, coal burn reductions, and energy efficiency programs, the Company's emissions of CO2 can vary year to year. As such, the three year average emission reduction for the period 2014 to 2016 is 35% from 2005 levels. Electric Supply Sources Coal-fired base load – 5 units totaling 1,000 MW (~95% of ’16 gen.) Renewables (wind PPA and landfill gas) – 83 MW (~4% of ’16 gen.) Gas-fired peaking turbines – 6 units totaling 245 MW (<1% of ’16 gen.) Vectren | Investor Presentation | November 2017

A.B. Brown 1 A.B. Brown 2 F.B. Culley 2 F.B. Culley 3 Warrick 4* Year of Installation 1979 1986 1966 1973 1970 MW 245 245 90 270 150 10-Yr Net Capacity Factor (2007-16) 56.9% 60.9% 33.1% 63.7% 71.5% 2016 Avg. Heat Rate (BTU/kWh) 11,336 10,985 13,241 10,625 10,915 Pollution Controls SO2 Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization Flue gas desulphurization NOx Selective catalytic reduction Selective catalytic reduction Low NOx Burner Selective catalytic reduction Selective catalytic reduction Particulate Matter Fabric Filter Electrostatic precipitator Electrostatic precipitator Fabric Filter Electrostatic precipitator MATS Injection Injection Injection Injection Injection SO3 Injection Injection N/A Injection Injection Coal-Fired Generation * 50% ownership of 300 MW with Alcoa Current Portfolio 36 Appendix Vectren | Investor Presentation | November 2017

State Utility Commissioners 37 Constructive Regulatory Environments Appendix Indiana Utility Regulatory Commission (IURC) Public Utilities Commission of Ohio (PUCO) Five commissioners Appointed by Governor Four-year terms Commission Rating  Strong (S&P)  Above Average (SNL) Five commissioners Appointed by Governor Five-year terms Commission Rating*  Strong (S&P)  Average (SNL) * Vectren is gas-only in OH; SNL rating may be lower due to competitive electric market in OH Commissioner Party First Appointed Term Ends James Atterholt, chair** R Feb. 2017 Jan. 2020 Jim Huston R Sept. 2014 Mar. 2021 Angela Weber R Mar. 2014 Mar. 2018 David Ziegner D Aug. 1990 Apr. 2019 Sarah Freeman D Sept. 2016 Dec. 2017 Commissioner Party First Appointed Term Ends Asim Haque, chair I Jun. 2013 Apr. 2021 Beth Trombold I Feb. 2013 Apr. 2018 Thomas Johnson R Apr. 2014 Apr. 2019 Lawrence Friedeman D Feb. 2017 Apr. 2020 Daniel Conway R Feb. 2017 Apr. 2022 ** Previously served as chairman of the IURC from 2010 to 2014. Vectren | Investor Presentation | November 2017

VISCO Pipeline construction and maintenance in natural gas, oil, and liquids industry President – Ted Crowe, 38 years industry experience Seasoned management team Geographic focus: Midwest, Northeast and Northern US Primary construction services – mainline and gathering pipeline; compressor stations; pump stations; terminal work; tank farms; pipeline maintenance; hydrostatic testing Minnesota Limited Transmission Miller Pipeline Distribution Miller Pipeline Water/Wastewater 38 Business Profile Pipeline construction and maintenance in natural gas distribution industry President – Kevin Miller, 40 years industry experience Seasoned management team Geographic focus: Midwest, Southern, Eastern and Western US Primary construction services – new mains and services; replacement mains and services; external and internal joint repair; vacuum excavation and horizontal directional drilling Pipeline construction and repair in water and wastewater pipeline markets President – Chris Schuler, 30 years industry experience Seasoned management team Geographic focus: Midwest and Southern US Primary services – water pipeline construction; wastewater rehab utilizing cured in place pipe, fold in form pipe; internal joint repair and horizontal directional drilling Appendix Vectren | Investor Presentation | November 2017

VISCO 39 Distribution Opportunities Appendix States of operation for VISCO’s distribution business Source: American Gas Association 40 States & D.C. with Accelerated Infrastructure Replacement Programs Vectren | Investor Presentation | November 2017

VISCO 40 Long-Term Customer Relationships Long-Term Customers Long-term customer relationships are key  Relationship with top 10 distribution customers averages 20+ years Reputation for high quality construction work and customer service Shared culture of commitment to safety with our customers Building on our history and reputation, added several significant new customers over the past few years Appendix Vectren | Investor Presentation | November 2017

VISCO 41 Competitive Landscape Competition Consolidation continues in our industry  Fragmented market – many small family-owned contractors still servicing geographic territories  Market has a preference for larger contractors  VISCO has strong brand recognition in the industry VISCO’s seasoned management team has the ability to adapt to market changes  Extensive acquisition experience over many years  8 acquisitions (1 large – Minnesota Ltd - and 7 small) Publicly Owned Competitors Privately Owned Competitors Appendix Vectren | Investor Presentation | November 2017

$ in millions 2017 2016 2017 2016 2017 2016 Gross Revenue 339.9$ 263.8$ 764.7$ 565.6$ 1,012.4$ 766.4$ Gross Margin % 18.0% 17.0% 14.0% 13.0% 15.0% 14.0% EBITDA (1) 55.8$ 42.3$ 87.2$ 57.1$ 123.7$ 87.8$ Depreciation & Amortization 10.0$ 9.6$ 29.8$ 28.5$ 39.4$ 40.3$ Earnings From Operations (1) 46.7$ 31.8$ 59.8$ 28.9$ 87.2$ 48.6$ Interest 3.5$ 3.0$ 9.8$ 9.6$ 12.7$ 13.5$ Net Income (1) 26.6$ 18.2$ 28.6$ 9.8$ 43.8$ 20.0$ Earnings Per Share (1) 0.32$ 0.22$ 0.35$ 0.12$ 0.53$ 0.24$ Ending Backlog 755$ 635$ Footnotes: 1) After allocations 9 Months Ended Sept 30 Trailing Ended Sept 30 3 Months 12 Months Ended Sept 30 Infrastructure Services (VISCO) Metrics 42 Appendix Vectren | Investor Presentation | November 2017

Infrastructure Services (VISCO) Metrics – 8 year look (3) 43 Appendix Vectren | Investor Presentation | November 2017 2017E Guidance Midpoint $ in millions (unchanged) 2016 2015 2014 2013 2012 2011 (3) 2010 Gross Revenue 945$ 813.3$ 843.3$ 779.0$ 783.5$ 663.6$ 421.3$ 235.6$ Gross Margin % 14.0% 14.0% 14.5% 17.5% 18.0% 18.0% 14.0% 9.0% EBITDA (1) 115$ 93.6$ 109.2$ 118.6$ 122.0$ 98.2$ 47.9$ 17.8$ Depreciation & Amortization (2) 40$ 38.2$ 44.5$ 36.2$ 28.8$ 20.7$ 14.9$ 8.8$ Earnings From Operations (1) 75$ 56.2$ 67.1$ 82.6$ 92.8$ 77.8$ 36.6$ 9.7$ Interest 12$ 12.5$ 15.3$ 10.2$ 9.9$ 7.4$ 7.2$ 3.2$ Net Income (1) 35$ 25.0$ 29.7$ 43.1$ 49.0$ 40.5$ 14.9$ 3.1$ Earnings Per Share (1) 0.42$ 0.30$ 0.36$ 0.52$ 0.60$ 0.49$ 0.18$ 0.04$ Ending Backlog 725$ 665$ 625$ 535$ 380$ N/A N/A Footnotes: 3) Acquired Minnesota Limited, Inc. March 31, 2011; 8-year metrics provided to show impact of MLI acquisition 1) After allocations 2) Lower D&A beginning in 2016 due to adjustments of depreciable lives; lower D&A is being reflected in bidding

Infrastructure Services (VISCO) General Description of Types of Customer Contracts for Infrastructure Services  Infrastructure Services operates primarily under two types of contracts – blanket contracts and bid contracts. Blanket contracts are ones which a customer is not committed to specific volumes of services, but where we have been or expect to be chosen to perform work needed by a customer in a given time frame (typically awarded on a yearly basis). Bid contracts are ones which a customer will commit to a specific service to be performed for a specific price, whether in total for a project or on a per unit basis (e.g., per dig or per foot). General Description of Backlog for Infrastructure Services  For blanket work, backlog represents an estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months on existing contracts or contracts we reasonably expect to be renewed or awarded based upon recent history or discussions with customers.  For bid work, backlog represents the value remaining on contracts awarded or that we reasonably expect to be awarded, but are not yet completed.  While there is a reasonable basis to estimate backlog, there can be no assurance as to our customers’ eventual demand for our services each year or, therefore, the accuracy of our estimate of backlog. Backlog for Infrastructure Services estimated as follows:  For blanket work, estimated backlog as of 9/30/17 was $530 million compared to $445 million at 9/30/16. The estimate of the amount of gross revenue that we expect to realize from work to be performed in the next 12 months is multiplied by 80% to factor in such unknowns as weather and potential budgetary restrictions of customers.  For bid work, estimated backlog as of 9/30/17 is $225 million compared to $190 million at 9/30/16.  Total estimated backlog as of 9/30/17: $755 million compared to $635 million at 9/30/16. Estimated Backlog Appendix 44 Vectren | Investor Presentation | November 2017

VESCO Public & Federal Sectors  Design and construction of efficiency projects where savings are used to finance the improvements  Excess savings often used to fund deferred maintenance projects  Solid reputation among customers for innovative solutions and quality work Key Drivers  Aging infrastructure  Need to reduce operating costs  Lack of capital budgets  Escalating electricity prices  Sustainability initiatives  Strong public policy support  Efficiency is the cheapest resource Performance Contracting Sustainable Infrastructure Operations & Maintenance 45 Business Profile Public, Private and Federal Sectors  Design and construction of larger scale capital projects  Combined heat and power (CHP)  Anaerobic digesters, landfill gas and other renewable energy projects  Compressed natural gas (CNG) transportation fuel infrastructure Key Drivers  Prospect of increasing electric rates and stable natural gas prices  Desire for control of energy prices  Electric grid reliability concerns  Increasing environmental regulations (air, water, organic waste)  Advances in technology (microgrids, renewables, and storage)  Corporate and institutional sustainability initiatives Public & Federal Sectors  Focus on plants and projects built by VESCO – currently 13 locations; five under construction  Steam, electricity, chilled water and power conditioning  Accounts for approximately 20% of VESCO’s work force  Contributes $25M - $30M of revenue annually; some recent large projects will add to this total in coming years Key Drivers  Customer convenience and risk reduction (focus on core business)  VESCO reduces risks associated with any savings or operations guarantees  Attractive recurring revenue stream  Fed projects often require long-term operations & maintenance agreements Appendix Vectren | Investor Presentation | November 2017

VESCO 46 At A Glance Primary subsidiary, Energy Systems Group, founded in 1994 Accredited by the National Association of Energy Service Companies (NAESCO) Licensed to do business in 48 states, the U.S. Virgin Islands, and Puerto Rico ~360 Employees - 190 Sales/Engr./Proj. Mgt. - 80 O&M Staff Developed ~$2.6 billion in projects for ~380 customers Facilitated in excess of $1 billion of project financing $1 billion in multiple phase (repeat customer) projects Equipment Independent / Vendor Neutral Appendix Vectren | Investor Presentation | November 2017

VESCO 47 Market Sectors and Customers Appendix • Municipalities • Water and Wastewater Utilities • Solid Waste Authorities • Colleges / Universities • Hospitals / Healthcare • Commercial & Industrial • Federal • Department of Veterans Affairs • Department of Defense • Colleges / Universities • Municipal Utilities • Hospitals / Healthcare • 25 UESC partners (util. energy service contract), incl. 3 pending renewals • One of 21 DOE qualified ESCOs • One of 15 USACE* qualified ESCOs (1) • Department of Energy • Department of Defense • Department of Veterans Affairs • Department of Agriculture • General Services Administration • Utilities • Municipalities • Water and Wastewater Utilities • Electric and Gas Utilities • Solid Waste Authorities • K-12 Schools • State Agencies • Colleges / Universities • Correctional Facilities • Highway Departments • Hospitals / Healthcare Public Sector Federal Sector Sustainable Infrastructure Operations & Maintenance Performance Contracting * US Army Corps of Engineers (1) Awarded in 2015 after undergoing a re-compete process. Vectren | Investor Presentation | November 2017

VESCO 48 Competitive Landscape Sustainable Infrastructure Federal Public Sector Appendix Vectren | Investor Presentation | November 2017

Key VESCO Projects $16M project includes comprehensive energy and infrastructure improvements at 18 schools plus the Central Office and Central Annex Signifies overall resurgence of K-12 market in the southeast totaling five contracts worth $34M with several more in the sales funnel $70M Energy Savings Performance Contract (ESPC) Project Additional 23-year Operations and Maintenance contract for $64M Project scope includes base- wide steam decentralization and compressed air distribution system upgrades $17M project (two phases) includes infrastructure improvements at wastewater treatment plant; a third phase is anticipated in 2018 Includes new influent weather improvements for 300,000 gallon storm water storage tank and associated infrastructure Improvements will help protect Mohawk River Demonstrates Success/Strength Across All Sectors Naval Base Coronado (Federal) Bradley Co. (TN) Schools (Public) Town of Niskayuna, NY (Sustainable Infrastructure) 49 Appendix Vectren | EEI Presentation | November 5-8, 2017

Energy Services (VESCO) 50 Metrics Appendix $ in millions 2017 2016 2017 2016 2017 2016 Revenue 72.5$ 76.6$ 193.2$ 191.8$ 261.3$ 257.7$ Gross Margin as % of Revenue 24% 25% 23% 24% 24% 24% EBITDA (1) 4.9$ 8.2$ 6.3$ 11.9$ 7.6$ 13.7$ Interest -$ 0.4$ 0.5$ 1.4$ 0.9$ 1.7$ 179D Tax Deductions (2) -$ 1.3$ -$ 2.7$ 2.9$ 8.8$ Net Income (1) 4.9$ 6.2$ 4.9$ 8.7$ 8.7$ 16.4$ Earnings Per Share (1) 0.06$ 0.07$ 0.06$ 0.11$ 0.10$ 0.20$ Ending Backlog (3) 179$ 182$ New Contracts (3) 64$ 65$ 118$ 126$ 231$ 234$ Footnotes: 3) Represents signed construction contracts; does not include multi-year O&M agreements 1) After allocations 2) Net income impact to VESCO, net of related expenses; 179D tax law expired in 2016 Trailing 12 Months Ended Sept 30 9 Months Ended Sept 30 3 Months Ended Sept 30 Vectren | Investor Presentation | November 2017

Energy Services (VESCO) 51 Metrics – 6 year look Appendix Vectren | Q3 Earnings Call | November 2017 2017E Guidance Midpoint $ in millions (unchanged) 2016 2015 2014 2013 2012 Revenue 300$ 260.0$ 199.9$ 129.8$ 91.3$ 117.7$ Gross Margin as % of Revenue 21% 24% 22% 24% 27% 27% EBITDA (1) 13$ 13.3$ 3.5$ (5.9)$ (8.7)$ (1.1)$ Interest 2$ 1.9$ 1.2$ 1.2$ 0.5$ 0.3$ 179D Tax Deductions (2) -$ 5.5$ 6.1$ 3.7$ 6.4$ 6.2$ Net Income / (Loss) (1) 7$ 12.5$ 7.3$ (3.2)$ 1.0$ 5.7$ Earnings Per Share (1) 0.09$ 0.15$ 0.09$ (0.04)$ 0.01$ 0.07$ Ending Backlog (3) 250$ 234$ 226$ 144$ 72$ 77$ New Contracts (3) 290$ 239$ 258$ 189$ 86$ 104$ Footnotes: 3) Represents signed construction contracts; does not include multi-year O&M agreements 1) After allocations 2) Net income impact to VESCO, net of related expenses; 179D tax law expired in 2016

Use of Non-GAAP Performance Measures and Per Share Measures 52 Appendix Contribution to Vectren's Basic EPS Per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented and are non-GAAP measures. Such per share amounts are based on the earnings contribution of each group included in the Company’s consolidated results divided by the Company’s basic average shares outstanding during the period. The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups; instead they represent a direct equity interest in the Company's assets and liabilities as a whole. These non-GAAP measures are used by management to evaluate the performance of individual businesses. In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis. These amounts are calculated at a statutory tax rate divided by the Company’s basic average shares outstanding during the period. Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Per share amounts of the Utility Group and the Nonutility Group are reconciled to the GAAP financial measure of basic EPS by combining the two. Any resulting differences are attributable to results from Corporate and Other operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP. Vectren | Q3 Earnings Call | November 2017